Legal Proceeding	12 Months Ended
Jun. 30, 2017
Disclosure Text Block [Abstract]
Legal Matters and Contingencies [Text Block]
Note 19 – Legal Proceeding

As of June 30, 2017, the Company was involved in seven legal actions in China. Among these seven legal actions, two were trade business disputes, in which the Company was the plaintiff. The other five actions were financial loan disputes, in which the Company was the defendant. The two trade business disputes, involving an aggregated claim of $285,818, have been adjudicated by the Court in favor of the Company to collect delinquent balances and interest from its customers. Three out of the five financial loan disputes, involving an aggregated balance of $3,575,673, have been adjudicated by the Court against the Company. One of these financial loan disputes with an aggregated indemnity balance of $4,417,765 has been ruled by the Court and the remaining one with an aggregated indemnity balance $3,499,219 is still under trial.